FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2	Group I

Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Encore	1,506	429,282,946.89	35.34	6.875	631	83.05
Accredited	1,419	334,911,588.31	27.57	7.298	649	80.94
Finance America	1,250	297,311,303.32	24.48	7.102	620	82.11
Resmae	702	141,967,990.01	11.69	7.283	653	83.10
Quickloan	39	11,279,132.81	0.93	7.225	618	73.72

Total:	4,916	1,214,752,961.34	100.00	7.098	636	82.16

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	2	714,376.41	0.06	5.000	668	80.00
5.001 - 5.500	78	26,665,305.80	2.20	5.379	662	77.26
5.501 - 6.000	403	134,007,138.03	11.03	5.881	656	77.90
6.001 - 6.500	685	224,768,208.35	18.50	6.341	653	79.73
6.501 - 7.000	1,081	324,456,069.50	26.71	6.833	639	81.21
7.001 - 7.500	709	189,751,725.31	15.62	7.318	632	82.91
7.501 - 8.000	675	153,255,689.87	12.62	7.814	616	84.51
8.001 - 8.500	303	58,709,786.93	4.83	8.291	601	84.65
8.501 - 9.000	284	44,513,822.75	3.66	8.817	591	87.55
9.001 - 9.500	154	17,547,238.24	1.44	9.319	597	88.41
9.501 - 10.000	255	20,720,160.13	1.71	9.857	635	94.28
10.001 - 10.500	94	7,025,630.21	0.58	10.344	645	97.72
10.501 - 11.000	135	9,086,671.51	0.75	10.871	630	97.96
11.001 - 11.500	49	2,931,147.81	0.24	11.347	619	96.90
11.501 - 12.000	9	599,990.49	0.05	11.894	627	97.00

Total:	4,916	1,214,752,961.34	100.00	7.098	636	82.16

Min: 5.000
Max: 11.990
Weighted Average: 7.098

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	Group I

Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	255	9,690,646.07	0.80	9.719	637	93.31
50,000.01 - 100,000.00	768	57,991,126.12	4.77	8.885	631	89.65
100,000.01 - 150,000.00	698	87,259,960.84	7.18	7.716	623	83.57
150,000.01 - 200,000.00	615	108,357,712.07	8.92	7.267	627	81.19
200,000.01 - 250,000.00	488	109,942,880.70	9.05	7.083	636	81.11
250,000.01 - 300,000.00	428	117,675,286.01	9.69	6.966	643	81.39
300,000.01 - 350,000.00	302	97,942,484.45	8.06	6.885	650	81.75
350,000.01 - 400,000.00	454	171,125,583.60	14.09	6.878	638	82.18
400,000.01 - 450,000.00	328	139,499,800.86	11.48	6.820	630	81.75
450,000.01 - 500,000.00	242	115,661,544.63	9.52	6.826	646	82.14
500,000.01 - 550,000.00	136	71,390,821.42	5.88	6.750	639	81.59
550,000.01 - 600,000.00	100	57,368,351.98	4.72	6.883	639	81.58
600,000.01 - 650,000.00	36	22,468,678.74	1.85	6.999	626	82.98
650,000.01 - 700,000.00	27	18,321,613.38	1.51	6.695	639	82.12
700,000.01 - 750,000.00	31	22,844,032.92	1.88	6.736	603	78.15
750,000.01 - 800,000.00	1	790,000.00	0.07	6.880	599	64.49
800,000.01 - 850,000.00	2	1,616,781.34	0.13	7.803	670	82.10
850,000.01 - 900,000.00	1	870,942.00	0.07	5.640	744	68.04
950,000.01 - 1,000,000.00	4	3,934,714.21	0.32	7.119	616	59.84

Total:	4,916	1,214,752,961.34	100.00	7.098	636	82.16

Min: $15,449.34
Max: $1,000,000.00
Average: $247,101.90

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	2,311	591,769,160.06	48.72	7.233	618	81.72
ARM 2/28 - IO	1,120	381,452,977.22	31.40	6.639	659	81.76
Fixed 30 yr	524	103,036,415.63	8.48	7.075	637	79.11
Balloon 30/15	533	36,219,809.75	2.98	10.062	665	99.76
ARM 3/27 - IO	65	23,076,210.92	1.90	6.399	665	81.70
ARM 3/27	96	22,230,497.04	1.83	7.455	628	84.96
ARM 1/29	48	16,513,763.18	1.36	6.860	616	84.02
Fixed 30 yr - IO	51	16,372,947.87	1.35	6.364	680	77.82
ARM 5/25	32	7,603,143.57	0.63	7.142	629	84.60
Fixed 20 yr	71	5,724,690.91	0.47	9.049	644	92.42
6 Month ARM	17	5,429,495.48	0.45	7.151	643	87.26
Fixed 15 yr	41	3,506,049.45	0.29	7.941	625	74.35
ARM 5/25 - IO	6	1,725,600.00	0.14	6.897	640	83.35
Fixed 25 yr	1	92,200.26	0.01	7.875	533	63.79

Total:	4,916	1,214,752,961.34	100.00	7.098	636	82.16

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	3,695	1,049,800,847.47	86.42	6.996	634	81.89
Balloon	533	36,219,809.75	2.98	10.062	665	99.76
Fixed	688	128,732,304.12	10.60	7.096	643	79.40

Total:	4,916	1,214,752,961.34	100.00	7.098	636	82.16

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	Group I

Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	60	14,728,482.69	1.21	7.213	634	81.01
2	1,816	427,826,159.05	35.22	7.105	633	81.83
3	1,849	442,885,051.18	36.46	7.253	644	81.36
4	503	124,707,754.76	10.27	7.180	639	84.53
5	509	147,809,411.07	12.17	6.779	623	83.09
6	116	36,697,009.22	3.02	6.632	616	84.50
7	43	14,273,577.86	1.18	6.210	613	81.71
8	19	5,683,064.02	0.47	6.010	612	81.59
9	1	142,451.49	0.01	5.240	771	100.00

Total:	4,916	1,214,752,961.34	100.00	7.098	636	82.16

Min: 1
Max: 9
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	4,318	1,174,492,989.71	96.69	6.996	635	81.56
2	598	40,259,971.63	3.31	10.088	664	99.73

Total:	4,916	1,214,752,961.34	100.00	7.098	636	82.16

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

15.01 - 20.00	1	85,797.49	0.01	7.250	532	19.11
20.01 - 25.00	5	795,416.71	0.07	7.197	626	21.89
25.01 - 30.00	3	801,462.46	0.07	6.673	594	27.60
30.01 - 35.00	4	403,937.92	0.03	6.325	626	33.25
35.01 - 40.00	10	1,588,965.92	0.13	7.446	572	38.63
40.01 - 45.00	15	3,658,727.89	0.30	6.606	614	43.90
45.01 - 50.00	19	3,762,040.35	0.31	6.404	597	48.13
50.01 - 55.00	27	5,974,148.05	0.49	6.875	612	53.24
55.01 - 60.00	52	14,605,336.52	1.20	6.828	588	58.15
60.01 - 65.00	107	30,956,944.30	2.55	6.828	585	63.09
65.01 - 70.00	160	43,654,154.95	3.59	6.826	595	68.65
70.01 - 75.00	239	73,752,357.32	6.07	6.847	602	74.07
75.01 - 80.00	2,026	542,622,729.32	44.67	6.776	654	79.83
80.01 - 85.00	479	139,226,155.21	11.46	7.145	610	84.39
85.01 - 90.00	752	209,116,090.73	17.21	7.366	625	89.64
90.01 - 95.00	285	78,510,050.33	6.46	7.395	658	94.70
95.01 - 100.00	732	65,238,645.87	5.37	9.201	662	99.90

Total:	4,916	1,214,752,961.34	100.00	7.098	636	82.16

Min: 19.11
Max: 100.00
Weighted Average: 82.16

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	Group I

Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

475 - 499	5	906,611.05	0.07	9.460	486	68.31
500 - 524	186	39,802,231.76	3.28	7.911	513	75.11
525 - 549	268	62,502,335.05	5.15	7.655	536	77.28
550 - 574	351	87,897,293.04	7.24	7.447	563	80.87
575 - 599	578	136,104,628.67	11.20	7.221	587	80.11
600 - 624	784	201,637,199.16	16.60	7.075	613	82.51
625 - 649	819	200,914,590.24	16.54	7.012	637	83.44
650 - 674	698	165,351,454.50	13.61	7.017	661	84.09
675 - 699	514	130,415,056.39	10.74	6.914	686	83.48
700 - 724	355	96,172,129.69	7.92	6.823	711	83.39
725 - 749	181	44,703,745.07	3.68	6.799	736	83.13
750 - 774	132	34,791,919.22	2.86	6.778	761	82.45
775 - 799	41	12,046,050.17	0.99	6.675	782	82.24
800 - 824	4	1,507,717.33	0.12	6.147	803	80.61

Total:	4,916	1,214,752,961.34	100.00	7.098	636	82.16

Min: 478
Max: 806
NZ Weighted Average: 636

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	2,847	623,929,931.88	51.36	7.206	656	83.69
Cashout Refinance	1,920	551,576,421.67	45.41	6.993	615	80.49
Rate/Term Refinance	149	39,246,607.79	3.23	6.861	612	81.34

Total:	4,916	1,214,752,961.34	100.00	7.098	636	82.16

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	3,516	839,956,009.45	69.15	7.092	631	82.07
PUD	597	160,073,151.05	13.18	7.107	634	82.27
Condo	372	83,388,780.41	6.86	7.114	652	83.21
Duplex	264	78,443,560.56	6.46	7.082	657	82.43
3-4 Family	104	38,269,998.43	3.15	7.148	671	80.12
Townhouse	59	13,725,857.90	1.13	7.191	632	84.54
Manufactured	2	679,118.02	0.06	6.964	594	71.46
Modular	2	216,485.52	0.02	7.903	613	82.27

Total:	4,916	1,214,752,961.34	100.00	7.098	636	82.16

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	Group I

Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	2,303	614,068,947.25	50.55	7.225	656	82.22
Full	2,449	552,401,564.78	45.47	6.963	616	82.12
12 mo. Bank Statements	85	22,053,748.64	1.82	7.088	645	83.59
Limited	51	17,161,913.06	1.41	6.870	588	81.41
Alt.	18	6,317,260.61	0.52	7.378	582	77.36
24 mo. Bank Statements	6	2,061,898.49	0.17	6.671	626	84.96
6 mo. Bank Statements	4	687,628.51	0.06	6.986	675	68.76

Total:	4,916	1,214,752,961.34	100.00	7.098	636	82.16

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	4,642	1,151,351,840.86	94.78	7.072	635	82.06
Non-Owner Occupied	260	57,851,148.29	4.76	7.594	660	83.95
Second Home	14	5,549,972.19	0.46	7.262	668	83.34

Total:	4,916	1,214,752,961.34	100.00	7.098	636	82.16

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	Group I

Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alabama	31	3,945,946.29	0.32	8.290	614	86.94
Alaska	1	140,430.35	0.01	6.750	634	43.00
Arizona	158	36,615,847.15	3.01	7.234	625	83.13
Arkansas	4	315,626.69	0.03	9.516	607	92.19
California	1,804	559,537,918.52	46.06	6.839	641	81.44
Colorado	75	16,616,777.70	1.37	7.297	609	84.39
Connecticut	37	10,691,936.79	0.88	7.010	647	79.43
Delaware	3	1,016,156.43	0.08	7.441	603	87.91
District of Columbia	24	8,895,925.68	0.73	7.405	625	81.65
Florida	522	98,903,647.28	8.14	7.242	637	81.60
Georgia	112	18,151,518.94	1.49	7.811	628	83.75
Hawaii	36	14,876,672.78	1.22	6.679	663	84.00
Idaho	9	1,471,590.04	0.12	7.063	618	82.67
Illinois	375	82,887,308.38	6.82	7.375	634	83.70
Indiana	51	6,358,837.29	0.52	7.831	613	85.56
Iowa	10	1,260,132.23	0.10	7.686	647	85.01
Kansas	13	2,299,720.38	0.19	7.545	617	83.09
Kentucky	17	1,665,035.52	0.14	8.415	572	88.69
Louisiana	27	2,848,861.91	0.23	8.089	601	86.24
Maine	6	1,197,336.20	0.10	7.136	598	80.13
Maryland	98	28,988,904.86	2.39	7.257	617	81.47
Massachusetts	59	18,675,276.98	1.54	7.242	623	81.80
Michigan	79	11,501,220.22	0.95	7.708	615	84.94
Minnesota	37	8,564,625.45	0.71	6.836	617	81.61
Mississippi	61	5,936,781.09	0.49	8.019	591	87.04
Missouri	65	8,240,093.48	0.68	7.912	610	84.42
Montana	6	491,426.51	0.04	7.145	678	82.14
Nebraska	2	134,178.82	0.01	8.028	594	94.91
Nevada	106	24,468,396.33	2.01	7.046	635	81.59
New Hampshire	6	1,114,566.58	0.09	8.399	647	81.05
New Jersey	93	27,950,200.56	2.30	7.348	655	82.23
New Mexico	23	3,823,115.37	0.31	7.491	645	79.80
New York	223	81,532,370.30	6.71	7.059	649	81.12
North Carolina	21	3,648,457.70	0.30	7.802	589	84.00
North Dakota	1	53,511.16	0.00	7.599	600	90.00
Ohio	139	18,777,557.61	1.55	7.667	621	88.60
Oklahoma	30	2,755,338.72	0.23	7.630	605	85.91
Oregon	27	4,854,606.93	0.40	7.133	629	81.10
Pennsylvania	66	9,491,807.62	0.78	7.820	594	85.19
Rhode Island	14	3,019,916.51	0.25	7.038	659	84.40
South Carolina	10	1,200,137.56	0.10	7.810	624	86.91
Tennessee	32	3,267,491.43	0.27	8.136	613	88.79
Texas	174	22,569,978.50	1.86	7.674	614	82.71
Utah	31	5,330,381.88	0.44	6.903	624	82.96
Vermont	6	821,249.63	0.07	7.129	684	80.00
Virginia	119	32,720,931.23	2.69	7.175	633	82.83
Washington	49	10,754,659.99	0.89	7.121	634	83.41
West Virginia	3	342,093.05	0.03	10.231	540	71.71
Wisconsin	20	3,801,892.72	0.31	7.747	617	76.94
Wyoming	1	224,566.00	0.02	7.250	633	80.00

Total:	4,916	1,214,752,961.34	100.00	7.098	636	82.16

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	Group I

Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	1,007	244,401,576.11	20.12	7.435	635	83.27
6	26	5,561,150.57	0.46	7.584	649	82.73
12	407	139,750,443.28	11.50	6.992	649	81.05
18	7	1,834,084.20	0.15	6.693	726	78.83
24	2,622	648,168,347.83	53.36	7.026	633	82.36
30	12	2,971,697.65	0.24	7.151	636	80.68
36	450	115,342,248.32	9.50	6.716	642	80.08
48	2	325,690.01	0.03	8.845	512	76.46
60	383	56,397,723.37	4.64	7.465	622	82.16

Total:	4,916	1,214,752,961.34	100.00	7.098	636	82.16

Loans with Penalty: 79.88

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) – ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

0.501 - 1.000	1	108,800.00	0.01	7.545	627	80.00
3.001 - 3.500	1	135,662.94	0.01	6.990	751	80.00
3.501 - 4.000	13	2,750,535.94	0.26	6.779	656	80.88
4.001 - 4.500	106	28,342,417.12	2.70	6.696	674	80.35
4.501 - 5.000	243	68,381,289.35	6.51	6.823	657	81.68
5.001 - 5.500	320	91,338,522.40	8.70	6.710	670	79.22
5.501 - 6.000	1,836	554,532,993.09	52.82	6.737	641	81.71
6.001 - 6.500	669	170,292,799.86	16.22	7.542	612	84.67
6.501 - 7.000	375	109,741,923.30	10.45	7.453	593	80.23
7.001 - 7.500	81	15,360,562.34	1.46	8.667	581	87.22
7.501 - 8.000	25	3,806,185.20	0.36	9.121	588	88.07
8.001 - 8.500	19	4,010,159.19	0.38	9.638	560	83.66
8.501 - 9.000	5	570,196.74	0.05	9.838	558	88.63
9.001 - 9.500	1	428,800.00	0.04	10.599	678	80.00

Total:	3,695	1,049,800,847.47	100.00	6.996	634	81.89

Min: 1.000
Max: 9.099
Weighted Average (>0): 5.964

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	Group I

Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	19	6,509,772.73	0.62	5.381	666	79.15
11.501 - 12.000	101	34,268,948.07	3.26	5.827	646	79.01
12.001 - 12.500	264	84,777,756.18	8.08	6.114	642	78.89
12.501 - 13.000	547	172,906,174.34	16.47	6.371	634	79.44
13.001 - 13.500	568	178,021,296.65	16.96	6.621	648	81.13
13.501 - 14.000	830	244,342,394.95	23.28	6.995	641	82.31
14.001 - 14.500	544	145,419,662.32	13.85	7.448	633	83.72
14.501 - 15.000	452	108,108,289.84	10.30	7.920	616	84.87
15.001 - 15.500	164	36,976,019.75	3.52	8.416	598	84.11
15.501 - 16.000	132	26,046,048.31	2.48	8.874	581	87.54
16.001 - 16.500	39	6,799,610.46	0.65	9.402	570	83.97
16.501 - 17.000	27	4,338,182.06	0.41	9.840	555	81.77
17.001 - 17.500	4	420,046.40	0.04	10.182	555	84.00
17.501 - 18.000	2	589,737.59	0.06	10.627	635	78.64
18.001 - 18.500	2	276,907.82	0.03	11.317	523	67.73

Total:	3,695	1,049,800,847.47	100.00	6.996	634	81.89

Min: 11.250
Max: 18.340
Weighted Average (>0): 13.688

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	6	2,273,848.35	0.22	6.788	698	93.72
5.001 - 5.500	74	25,884,536.53	2.47	5.378	659	77.69
5.501 - 6.000	342	116,198,185.73	11.07	5.872	650	78.39
6.001 - 6.500	582	191,902,335.93	18.28	6.343	654	80.38
6.501 - 7.000	957	294,379,878.41	28.04	6.831	639	81.64
7.001 - 7.500	637	177,801,912.13	16.94	7.317	632	83.03
7.501 - 8.000	562	136,812,548.21	13.03	7.814	614	84.31
8.001 - 8.500	228	50,540,551.10	4.81	8.284	597	83.95
8.501 - 9.000	179	35,076,327.61	3.34	8.804	584	87.01
9.001 - 9.500	70	10,944,712.42	1.04	9.310	566	84.29
9.501 - 10.000	44	6,081,051.76	0.58	9.790	559	83.48
10.001 - 10.500	8	914,271.87	0.09	10.172	567	85.56
10.501 - 11.000	4	713,779.60	0.07	10.656	615	79.61
11.001 - 11.500	2	276,907.82	0.03	11.317	523	67.73

Total:	3,695	1,049,800,847.47	100.00	6.996	634	81.89

Min: 5.000
Max: 11.340
Weighted Average (>0): 6.992

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	173	43,845,809.03	4.18	7.045	630	80.95
1.500	1,320	355,985,320.83	33.91	7.196	654	81.35
2.000	121	43,183,498.62	4.11	6.627	648	82.70
3.000	2,081	606,786,218.99	57.80	6.901	622	82.21

Total:	3,695	1,049,800,847.47	100.00	6.996	634	81.89

Min: 1.000
Max: 3.000
Weighted Average (>0): 2.367

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	Group I

Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	1,475	402,053,876.28	38.30	6.968	628	81.31
1.500	1,141	300,976,618.18	28.67	7.271	649	81.59
2.000	1,079	346,770,353.01	33.03	6.790	628	82.82

Total:	3,695	1,049,800,847.47	100.00	6.996	634	81.89

Min: 1.000
Max: 2.000
Weighted Average (>0): 1.474

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.